                                                                       EXHIBIT s


                               POWER OF ATTORNEY


     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Strategic Total Return Fund.


   SIGNATURE                        TITLE                             DATE

/s/ John E. Neal                   TRUSTEE                       March 12, 2004
-------------------------------
John E. Neal

                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Strategic Total Return Fund.


       SIGNATURE                      TITLE                    DATE
       ---------                      -----                    ----
/s/ Joe F. Hanauer                   TRUSTEE              March 12, 2004
-----------------------
Joe F. Hanauer

                               POWER OF ATTORNEY

      The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Strategic Total Return Fund.


     SIGNATURE                TITLE                    DATE
     ---------                -----                    ----

/s/ Nick P. Calamos          TRUSTEE               March 12, 2004
-------------------
Nick P. Calamos

                               POWER OF ATTORNEY


     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Strategic Total Return Fund.



     SIGNATURE                  TITLE                    DATE
     ---------                  -----                    ----


/s/ Weston W. Marsh            TRUSTEE              March 12, 2004
----------------------
    Weston W. Marsh

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Strategic Total Return Fund.

SIGNATURE                          TITLE                    DATE
---------                          -----                    ----
  /s/ William Rybak                TRUSTEE                  March 12, 2004
---------------------
  William Rybak